UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020

LONGEVITY ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38637	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Yongda International Tower No. 2277 Longyang Road
Pudong District, Shanghai
People’s Republic of China	201204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 21-60832028

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	LOAC	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one ordinary share	LOACW	The NASDAQ Stock Market LLC
Rights to receive one-tenth (1/10) of one ordinary share	LOACR	The NASDAQ Stock Market LLC
Units, each consisting of one ordinary share, one right and one warrant	LOACU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 18, 2020, the Company held its 2020 annual meeting (the “Annual Meeting”) of shareholders. At the Annual Meeting, the Company’s shareholders approved the proposal to re-elect each of the two directors identified in the Notice, being Messrs. Nicholas H. Adler and Jun Liu, to the Company’s board of directors, with such directors to serve until the 2022 annual meeting of shareholders (the “Director Election Proposal”) and the proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended February 29, 2020 and for the periods ended May 31, 2020 and August 31, 2020 (the “Auditor Ratification Proposal”). The affirmative vote of at least 50% of the ordinary shares of the Company, no par value (the “Ordinary Shares”) entitled to vote which were present, in person or by proxy, at the Annual Meeting and which voted on the Director Election Proposal and Auditor Ratification Proposal was required to approve the Director Election Proposal and Auditor Ratification Proposal.

Set forth below are the final voting results for the Director Election Proposal and Auditor Ratification Proposal.

Director Election Proposal

The Director Election Proposal was approved, re-electing each of Messrs. Nicholas H. Adler and Jun Liu to the Company’s board of directors, with such directors to serve until the 2022 annual meeting of shareholders. The voting results of the Ordinary Shares of the Company were as follows:

Nicholas H. Adler

For	Against	Withheld	Broker Non-Votes
2,247,549	0	1	0

Jun Liu

For	Against	Withheld	Broker Non-Votes
2,122,549	0	125,001	0

Auditor Ratification Proposal

The Auditor Ratification Proposal was approved, ratifying the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ended February 29, 2020 and for the periods ended May 31, 2020 and August 31, 2020. The voting results of the Ordinary Shares of the Company were as follows:

For	Against	Abstentions	Broker Non-Votes
2,247,549	0	1	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2020

LONGEVITY ACQUISITION CORPORATION

By:	/s/ Matthew Chen
Name: Matthew Chen Title: Chief Financial Officer and Chairman